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                                                                    Exhibit 23.2





INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Springs Industries, Inc. on Form S-8 of our report dated February 1, 1999, incorporated by reference in the Annual Report on Form 10-K of Springs Industries, Inc. for the year ended January 2, 1999.



Deloitte & Touche LLP

Charlotte, North Carolina

June 14, 1999

















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